UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2005

CYBEX INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

New York	0-4538	11-1731581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Trotter Drive, Medway, Massachusetts	02053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 533-4300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.

On February 9, 2005, Cybex International, Inc. (“Cybex”) issued a press release reporting on its results of operations for the quarter ended December 31, 2004. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On February 8, 2005, Alan H. Weingarten, a director of Cybex, informed Cybex that he does not plan to stand for re-election to Cybex’s Board of Directors. Mr. Weingarten will serve the remainder of his term as a director until Cybex’s 2005 Annual Meeting.

Item 9.01: Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1     Press Release dated February 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2005

CYBEX INTERNATIONAL, INC.
(Registrant)

By:	/s/ John Aglialoro
Name:	John Aglialoro
Title:	Chief Executive Officer